SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           _________________________

                                    FORM 8-K
                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934
                           _________________________
      Date of Report (date of earliest event reported):  November 12, 2010

                     MID-WISCONSIN FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)

        WISCONSIN                     0-18542                 06-1169935
       (State or Other            (Commission File         (IRS Employer
        Jurisdiction of               Number)               Identification
        Incorporation)                                      Number)

                             132 WEST STATE STREET
                               MEDFORD, WI 54451
          (Address of principal executive offices, including Zip Code)

                                 (715) 748-8300
               Registrant's telephone number, including area code

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 23.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 - Financial Information

Item 2.02.  Results of Operations and Financial Condition

      On November 12, 2010, Mid-Wisconsin Financial Services, Inc. issued a press release announcing its statement of condition and results of operations for the three-month and nine-month period ended September 30, 2010. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits

      99.1* Press release dated November 12, 2010

* This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MID-WISCONSIN FINANCIAL SERVICES, INC.



Date:  November 12, 2010             By:  JAMES F. WARSAW
                                          James F. Warsaw
                                          President and Chief Executive Officer


                                 EXHIBIT INDEX


Exhibit No.  Description
99.1         *Press release dated November 12, 2010

   o This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to have been filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 or Securities Exchange Act of 1934 unless expressly so provided by specific reference in such filing.